BLACKROCK FUNDSSM

BlackRock Global Impact Fund

BlackRock International Impact Fund

BlackRock U.S. Impact Fund

BLACKROCK FUNDS II

BlackRock LifePath® Smart Beta 2025 Fund

BlackRock LifePath® Smart Beta 2030 Fund

BlackRock LifePath® Smart Beta 2035 Fund

BlackRock LifePath® Smart Beta 2040 Fund

BlackRock LifePath® Smart Beta 2045 Fund

BlackRock LifePath® Smart Beta 2050 Fund

BlackRock LifePath® Smart Beta 2055 Fund

BlackRock LifePath® Smart Beta 2060 Fund

BlackRock LifePath® Smart Beta 2065 Fund

BlackRock LifePath® Smart Beta Retirement Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 10, 2020 to the Investor A Shares Prospectus of each Fund (each, a “Prospectus”)

Effective June 22, 2020, front-end sales charges on Investor A Shares of each Fund will be waived for any purchases through accounts directly with the Fund.

Effective June 22, 2020, each Prospectus is amended as follows:

The following is added at the end of the bullet point list in the first paragraph of the section of each Prospectus entitled “Account Information — Details About the Share Classes — Other Front-End Sales Charge Waivers”:

◾	Accounts opened directly with a Fund that do not have a Financial Intermediary associated with the account.

Shareholders should retain this Supplement for future reference.

PRO-SB-IMP-0620SUP